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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2006

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                      000-20201               06-0967107
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

1924 Pearman Dairy Road Anderson, South Carolina             29625
    (Address of principal executive offices)              (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule
            or Standard; Transfer of Listing.

On August 9, 2006, Hampshire Group, Limited ("the Company") announced that it would defer filing its Quarterly Report on Form 10-Q for the quarter ended July 1, 2006 (the "Quarterly Report") with the SEC in order to allow the Audit Committee of its Board of Directors to complete its previously announced independent investigation and for the Company to evaluate its findings. Failure to timely file the Quarterly Report with the SEC has resulted in noncompliance with Nasdaq Marketplace Rule 4310(c)(14).

On August 17, 2006, the Company announced that it received a Staff Determination from The Nasdaq Stock Market on August 14, 2006 indicating that, due to its noncompliance with Marketplace Rule 4310(c)(14), the Company's common stock is subject to delisting from the Nasdaq Global Market. The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. The Company expects that this request for a hearing will stay the delisting of its common stock. There can be no assurance that the Listing Qualifications Panel will grant the Company's request for continued listing.

The press release announcing Company's receipt of the Staff Determination is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 8.01   Other Events.

On August 17, 2006, the Company received notice that Ludwig Kuttner, the Company's President and Chief Executive Officer currently on administrative leave pending the outcome of the Audit Committee investigation, has filed a Demand for Arbitration with the American Arbitration Association claiming that the suspension "effectively terminated" his employment with the Company without cause and that therefore he is entitled, pursuant to his employment agreement with the Company, to unpaid compensation, including salary, accrued bonus and unreimbursed expenses, a termination benefit and continued health, dental and life insurance coverage in the aggregate amount of $7,500,000. The Company intends to contest vigorously the claim.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

     None.

(b) Pro Forma Financial Information.

     None.

(c) Shell Company Transactions.

     None.

(d) Exhibits.

     99.1   Press Release issued by Hampshire Group, Limited on August 17, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   HAMPSHIRE GROUP, LIMITED


                                   By: /s/ Heath L. Golden
                                       -----------------------------------------
                                       Name: Heath L. Golden
                                       Title: Vice President and General Counsel


Dated: August 17, 2006